THE JPM PIERPONT FUNDS


Supplement dated September 26, 1997 to the Statement of Additional Information dated August 4, 1997


A new Statement of Additional Information, dated September 26, 1997, has been filed and is in effect for The JPM Pierpont U.S. Equity Fund and The JPM Pierpont U.S. Small Company Fund. A copy of this new Statement of Additional Information can be obtained, free of charge, by calling 1-800-521-5411. Please disregard any references to these Funds in the attached Statement of Additional Information dated August 4, 1997.